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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                         Date of Report--May 13, 1996

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                            STREAMLOGIC CORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                     0-12046          95-3093858
(State or other jurisdiction        (Commission     (I.R.S. Employer
of incorporation or organization)    File Number)  Identification No.)

      21329 Nordhoff Street
     Chatsworth, California                                 91311
(Address of principal executive offices)                 (Zip Code)

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          LEE N. HILBERT                                  Copy to:
      Chief Financial Officer                     BRIAN G. CARTWRIGHT, ESQ.
      Streamlogic Corporation                          Latham & Watkins
       21329 Nordhoff Street                        633 West Fifth Street
    Chatsworth, California 91311                         Suite 4000
           (818) 701-8400                       Los Angeles, California 90071
(Name, address, including zip code, and                (213) 485-1234
telephone number, including area code, of agent for service)

                          ---------------------------
                            Micropolis Corporation
                             21211 Nordoff Street
                         Chatsworth, California 91311


                       (Former name and former address)
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                            Streamlogic Corporation
                          Current Report on Form 8-K
                                 May 13, 1996

                               Table of Contents

                                                          Page
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         Item 7.  Financial Statements and Exhibits         3
         Item 8.  Change in Fiscal Year                     3

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Item 7. Financial Statements and Exhibits
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     Exhibit
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       4.4     Amendment No. 2 to Rights Agreement


Item 8. Change in Fiscal Year
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     On May 9, 1996 StreamLogic Corporation (the "Company") determined to change its fiscal year from that used in its most recent filing with the Securities and Exchange Commission. The previously filed fiscal year end was December 29, 1995. The new fiscal year end will be the last Friday in March. The transition period ending March 29, 1996 will be reported on Form 10-K.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STREAMLOGIC CORPORATION



Date: May 13, 1996                       By: /s/ Lee N. Hilbert
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                                             Lee N. Hilbert
                                             Chief Financial Officer

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